Exhibit 99.1

Enghouse Systems to Acquire Qumu Corporation in All-Cash Transaction Expanding its SaaS Enterprise Video Offering

Markham, Ontario; Minneapolis, Minnesota – December 19, 2022 – Qumu Corporation (Nasdaq: QUMU), a leading provider of cloud-based enterprise video technology, and Enghouse Systems Ltd. (TSX:ENGH), a leading global provider of enterprise software solutions serving certain enterprise vertical markets, today jointly announced the execution of a merger agreement by which Enghouse will acquire Qumu.

Under the terms of the agreement, which has been approved unanimously by the board of directors of both companies, a newly formed wholly-owned subsidiary of Enghouse will commence a tender offer for all outstanding shares of Qumu for US$0.90 per share in cash, for a total equity value of approximately US$18.0 million. The purchase price of US$0.90 per share represents a premium of approximately 105% over the US$0.44 per share closing price of Qumu common stock on December 16, 2022.

Under the merger agreement, a wholly-owned subsidiary of Enghouse will commence a tender offer for all the shares of common stock of Qumu followed by a merger to acquire any untendered shares, all at the price of US$0.90 per share in cash. The tender offer and the merger are subject to certain customary and other closing conditions. The merger agreement transaction is expected to be closed in February 2023. The Qumu board of directors, executive officers and certain shareholders, have entered into a tender and support agreement with Enghouse committing to tender all of their Qumu shares in the tender offer.

“The Qumu board is committed to maximizing shareholder value and has unanimously approved the transaction with Enghouse,” said Neil Cox, Chairman, Qumu board of directors. “We believe this transaction will deliver excellent value to our shareholders.”

Commenting on the acquisition, Steve Sadler, Chairman and CEO at Enghouse, said: “The combination of Qumu’s video creation, management and delivery solutions with Enghouse’s video collaboration and streaming products strengthens the position of both companies in a competitive space.”

Rose Bentley, Qumu’s President and CEO added: “Just as we embraced video as the future of work, this merger gives Qumu the opportunity to enhance our product innovation and the quality of our service and support. We are excited about the transaction.”

Financial and Legal Advisors

Craig-Hallum Capital Group LLC acted as financial advisor to Qumu and Ballard Spahr LLP acted as legal advisor to Qumu.

About Qumu Corporation

Qumu (Nasdaq: QUMU) is a leading provider of best-in-class tools to create, control, deliver, experience and analyze live and asynchronous video at scale. Backed by an experienced team of software and video experts, Qumu’s software enables globally distributed organizations to drive employee, customer, and partner engagement, modernizing business by providing more efficient and effective ways to communicate and collaborate. For more information, please visit www.qumu.com.

About Enghouse Systems Ltd.

Enghouse Systems Ltd. is a Canadian publicly traded company (TSX:ENGH) that provides vertically focused enterprise software solutions focusing on contact centers, video communications, healthcare, telecommunications, public safety and the transit market. Enghouse has a two-pronged growth strategy that focuses on internal growth and acquisitions, which are funded through operating cash flows. The company has no external debt financing and is organized around two business segments: the Interactive Management Group and the Asset Management Group. For more information, please visit www.enghouse.com.

Additional Information and Where to Find It

The tender offer for the outstanding shares of common stock of Qumu referenced in this press release has not yet commenced. This press release is for informational purposes only, is not a recommendation and is neither an offer to purchase nor a solicitation of an offer to sell shares of common stock of Qumu or any other securities. At the time the tender offer is commenced, Enghouse will file with the U.S. Securities and Exchange Commission (the “SEC”) a Tender Offer Statement on Schedule TO, and Qumu will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9.

Shareholders of Qumu are advised to read the Schedule TO (including an offer to purchase, a related letter of transmittal and other offer documents) and the solicitation/recommendation statement on Schedule 14D-9, as each may be amended or supplemented from time to time, and any other relevant documents filed with the SEC when they become available, before making any decision with respect to the Offer because these documents will contain important information about the proposed transaction and the parties thereto.

Qumu’s shareholders and other investors can obtain the Tender Offer Statement and the Solicitation/Recommendation Statement, as each may be amended or supplemented from time to time, and other documents filed by the parties (when available), for free at the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by the parties also will be available free of charge on Qumu’s Investor Relations website at https://ir.qumu.com or by e-mail at QUMU@gatewayir.com.

Cautionary Notice Regarding Forward-Looking Statements

This press release contains “forward-looking statements” relating to the acquisition of Qumu by Enghouse. Such forward-looking statements include, but are not limited to, the ability of Qumu and Enghouse to complete the transaction contemplated by the Merger Agreement, including the parties’ ability to satisfy the conditions to the consummation of the Offer contemplated thereby and the other conditions set forth in the Merger Agreement, statements about the expected timing for completing the transaction and the potential effects of the acquisition on both Enghouse and Qumu. In some cases, forward-looking statements may be identified by terminology such as “believe,” “may,” “will,” “should”, “predict”, “goal”, “strategy”, “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “plan,” “expect,” “seek” and similar expressions and variations thereof. These words are intended to identify forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements.

Forward-looking statements are based on Qumu’s and Enghouse’s management’s current expectations, beliefs, estimates, projections, and assumptions. As such, forward-looking statements are not guarantees of future performance and involve inherent risks and uncertainties that are difficult to predict. As a result, actual future results and trends may differ materially from what is forecast in forward-looking statements. The following are some of the factors that could cause actual future results to differ materially from those expressed in any forward-looking statements: (i) uncertainties as to the timing of the Offer; (ii) the risk that the proposed transaction may not be completed in a timely manner or at all; (iii) the possibility that competing offers or acquisition proposals for Qumu will be made; (iv) the possibility that any or all of the various conditions to the consummation of the Offer may not be satisfied or waived; (v) the possibility that prior to the completion of the proposed transaction, Qumu’s business may experience significant disruptions due to transaction-related uncertainty; (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances that would require Qumu to pay a termination fee or expense fee; (vii) the risk that the announcement and pendency of the transaction may make it more difficult for Qumu to establish or maintain relationships with employees, channel partners, customers and other business partners, and the potential impact of the announcement and the pendency of the transaction on Qumu’s operating results and business generally; (viii) the risk that shareholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; and (ix) other factors as set forth from time to time in Qumu’s filings with the SEC, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as well as the Schedule TO, Schedule 14D-9 and other Offer documents that will be filed by Parent, Merger Sub and Qumu, as applicable. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The information contained in this press release is provided only as of the date hereof, and no party undertakes any obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof, except as required by law.

For further information please contact:

Sam Anidjar

VP, Corporate Development

Enghouse Systems Limited

(905) 946-3302

Investor Contact:

Matt Glover or Tom Colton

Gateway Investor Relations

QUMU@gatewayir.com

+1.949.574.3860